Exhibit 10.10(a)
First Amendment to Exclusive License Agreement between
The University of Arizona and ProlX PHARMACEUTICALS, Inc.
Effective September 15, 2005
     This First Amendment to the Exclusive License Agreement between Prolx Pharmaceuticals, Inc., now Oncothyreon, Inc. (“LICENSEE”), and the Arizona Board of Regents on behalf of the University of Arizona (“LICENSOR”) for an invention entitled “Method of Preselecting Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy” (“Agreement”) is made effective as of the date of the last authorized signature below.
     The Licensee and University agree to amend the Agreement, as follows:
1.	Revise Section 4.1, as follows:

“4.1 LICENSEE agrees to pay LICENSOR an upfront License Fee of $5000 and a fee of $5000 for the First Amendment. Amendments subsequent to the First Amendment may be made without payment of a fee;”

2.	Add a new Section 4.7, as follows:

“4.7 In the event a Licensed Product is subject to any other royalty obligation pursuant to an agreement between the LICENSOR and LICENSEE, LICENSEE shall pay LICENSOR the greater of such applicable royalties for such Licensed Product, and in no event shall the royalties due to LICENSOR for such Licensed Product be cumulative;” and

3.	Replace Schedule A with the attached Revised Schedule A.
     All other terms of the Agreement shall remain the same.
Agreed to by and between the Parties:

ARIZONA BOARD OF REGENTS On behalf of the University of Arizona,		ONCOTHYREON INC.

By:	/s/ Patrick L. Jones, PhD, MBA	By:	/s/ Robert L. Kirkman, MD

	Name: Patrick L. Jones, PhD, MBA		Name: Robert L. Kirkman, MD
	Title: Director, Office of Technology Transfer		Title: President and CEO

Date: 5th September 2008		Date: 28th November 2008

Revised Schedule A

Serial No.	Territory	Title	Filing Date	Status
10/288,888	US	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/6/2002	Abandoned

10/929,156	US	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	8/20/2004	Pending

2003291282	AU	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

2504496	CA	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

03768672.2	EP	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

2004-551738	JP	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

2005-004845	MX	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

PCT/US03/35266	PCT	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

60/487,562	US	Regulation of HIF Protein Levels via Deubiquination Pathway	7/14/2003	Expired

Serial No.	Territory	Title	Filing Date	Status
10/890,756	US	Regulation of HIF Protein Levels via Deubiquination Pathway	7/4/2004	Pending

		Regulation of HIF Protein Levels via Deubiquination Pathway	7/14/2004	Pending

60/602,151	US	Method of Pre-selecting Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2004	Expired

60/602,163	US	Monitoring Effects of PX-12 on Tumor Vascular Permeability	8/17/2004	Expired

11/206,526	US	Method of Preselecting Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending

PCT/US06/29416	PCT	Method of Preselection Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Reg./nat. Phases entered

2005277350	AU	Method of Preselection Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending

2,577,312	CA	Method of Preselection Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending

05808798.2	EP	Method of Preselection Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending